UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

PAE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-38643	82-3173473
(State or other jurisdiction of incorporation)	(Commission File number)	(I.R.S. Employer Identification No.)

7799 Leesburg Pike, Suite 300 North Falls Church, Virginia	22043
(Address of principal executive offices)	(zip code)

(703) 717-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	PAE	Nasdaq Stock Market
Warrants	PAEWW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K is filed solely to file exhibits that were referenced in the Current Report on Form 8-K of PAE Incorporated, filed with the Securities and Exchange Commission on October 25, 2021, as “to be filed by amendment.” The disclosure previously provided is not changed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description

2.1+ #	Agreement and Plan of Merger, dated as of October 25, 2021, by and among Amentum Government Services Holdings LLC, Pinnacle Virginia Merger Sub Inc. and PAE Incorporated

10.1#	Voting Agreement

10.2#	IRA Termination Agreement

10.3#	2019 Merger Agreement Termination Agreement

10.4#	Registration Rights Termination Agreement

10.5#	Form of Transaction and Retention Agreement

99.1*	Press release of PAE Incorporated dated October 25, 2021

104.1#	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

+

All schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

#	Filed herewith
*	Previously filed

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts could be forward-looking statements. The words “anticipates,” “believes,” “could,” “designed,” “estimates,” “expects,” “goal,” “intends,” “may,” “plans,” “projects,” “pursuing,” “will,” “would” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

We have based these forward-looking statements largely on our current assumptions, expectations, projections, intentions, objectives and/or beliefs about future events or occurrences and these forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following: (i) PAE may be unable to obtain stockholder approval as required for the proposed Transactions; (ii) other conditions to the closing of the proposed Transactions may not be satisfied, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; (iii) the proposed Transactions may involve unexpected costs, liabilities or delays; (iv) the business of PAE may suffer as a result of uncertainty surrounding the proposed Transactions; (v) shareholder litigation in connection with the proposed Transactions may affect the timing or occurrence of the proposed Transactions or result in significant costs of defense, indemnification and liability; (vi) PAE may be adversely affected by other economic, business, and/or competitive factors; (vii) the occurrence of any event, change or other circumstances could give rise to the termination of the Merger Agreement; (viii) the risk that the proposed Transactions disrupt PAE’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (ix) the risk of potential difficulties with PAE’s ability to retain and hire key personnel and maintain relationships with third parties as a result of the proposed Transactions; and (x) other risks to consummation of the proposed Transactions, including the risk that the proposed Transactions will not be consummated within the expected time period or at all. Additional factors that may affect the future results of PAE and the proposed Transactions are set forth in filings that PAE makes with the SEC from time to time, including those listed under “Risk Factors” in PAE’s latest Quarterly Report on Form 10-Q, as updated or supplemented by subsequent reports that PAE has filed or files with the SEC. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. The timing of certain events and circumstances and known and unknown risks and uncertainties could cause actual results to differ materially from those anticipated or implied in the forward-looking statements that we make. Therefore, you should not place undue reliance on our forward-looking statements. Our forward-looking statements are based on current information and we do not assume any obligation to update any forward-looking statements expect as required by the federal securities laws.

IMPORTANT INFORMATION FOR INVESTORS AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition of PAE by Amentum Government Services Holdings LLC. In connection with the proposed transaction, PAE intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies from PAE’s stockholders for the proposed Transactions. The proxy statement will contain important information about the proposed Transactions and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF PAE ARE URGED TO READ THE PROXY STATEMENT, AND OTHER RELEVANT DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PAE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders may obtain free copies of the proxy statement and other documents (when available) that PAE files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by PAE will also be available free of charge on PAE’s investor relations website at https://investors.pae.com/ or by contacting Mark Zindler, PAE’s Vice President of Investor Relations at mark.zindler@pae.com.

PARTICIPANTS IN SOLICITATION

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders with respect to the proposed Transactions. Information regarding the ownership of PAE securities by PAE’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about PAE’s directors and executive officers is also available in PAE’s proxy statement for its 2021 annual meeting of stockholders filed with the SEC on April 30, 2021 and is supplemented by other filings made, and to be made, with the SEC by PAE. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the materials filed by the Company with the SEC, and will be set forth in the proxy statement relating to the Transactions when it becomes available. Investors should read such materials carefully before making any voting or investment decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 26, 2021	PAE Incorporated

	By:	/s/ Charles D. Peiffer
	Name:	Charles D. Peiffer
	Title:	Interim President & Chief Executive Officer; Executive Vice President & Chief Financial Officer